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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest Event Reported)

                               September 22, 1999

HEADLANDS MORTGAGE SECURITIES INC., (as sponsor under the Sale and Servicing Agreement, dated as of September 1, 1999, providing for the issuance of Headlands Home Equity Loan Trust 1999-1 Home Equity Loan Asset-Backed Notes).

                       Headlands Mortgage Securities Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    333-79833               68-0397342
- ----------------------------         -------------         -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)               File  Number)         Identification No.)

700 Larkspur Landing Circle                                    94939
Suite 240                                                     --------
Larkspur, California                                         (Zip Code)
- --------------------
(Address of Principal Executive Offices)

Registrant's telephone number, including area code  (415) 925-5442


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Item 5.  Other Events

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997 and for each of the years in the three-year period ended December 31, 1998, prepared in accordance with generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 30, 1999 Commission File No. 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 1999 and for the periods ending June 30, 1999 and June 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 1999 (which was filed with the Commission on August 13, 1999) are incorporated by reference in (i) this Current Report on Form 8-K; (ii) the Prospectus; and (iii) the Prospectus Supplement for the Headlands Home Equity Loan Trust 1999-1, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Not applicable

        (b)  Not applicable.

        (c)  Exhibits

             23.1 Consent of KPMG LLP, dated as of September 27, 1999, in connection with the consolidated financial statements of Ambac Assurance Corporation and Subsidiaries


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HEADLANDS MORTGAGE SECURITIES INC.

                                            By: /s/ Kristen Decker
                                                -------------------
                                                Name:  Kristen Decker
                                                Title: Vice President

Dated:  September 29, 1999


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                                  Exhibit Index


Exhibit
- -------

23.1   Consent of KPMG LLP.


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